UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2006
CONSOLIDATED GRAPHICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-12631 (COMMISSION FILE NUMBER)	76-0190827 (I.R.S. EMPLOYER IDENTIFICATION NO.)
5858 WESTHEIMER, SUITE 200
HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM — 7.01 REGULATION FD DISCLOSURE
The information in this schedule is being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission (the “SEC”). Accordingly, such information is not incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.
On August 14, 2006, the Company issued a press release announcing that it will be presenting at the Sixth Annual CJS Securities “New Ideas” Summer Small-Cap Conference on August 15, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
Management’s presentation may contain certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Management’s opinion regarding the usefulness of such measures, together with reconciliation of such measures to the most directly comparable GAAP measures, were filed by the Company on Form 8-K on August 3, 2006.
ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) EXHIBITS
The following exhibit is filed herewith:
99.1	Press release of the Company dated August 14, 2006, announcing that it will be presenting at the Sixth Annual CJS Securities “New Ideas” Summer Small-Cap Conference on August 15, 2006.

SIGNATURE
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC. (Registrant)
By:	G. Christopher Colville
G. Christopher Colville
Executive Vice President, Chief Financial and Accounting Officer And Secretary

Date: August 14, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of the Company dated August 14, 2006, announcing that it will be presenting at the Sixth Annual CJS Securities “New Ideas” Summer Small-Cap Conference on August 15, 2006.